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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

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                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 21, 2005

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                                BIOENVISION, INC.
             (Exact name of registrant as specified in its charter)

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                                    Delaware
                 (State or other jurisdiction of incorporation)


                000-24875                               13-4025857
          (Commission File No.)             (IRS Employer Identification No.)

                           345 Park Avenue, 41st Floor
                            New York, New York 10154
              (Address of principal executive offices and zip code)

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       Registrant's telephone number, including area code: (212) 750-6700


                                       N/A
                                       ---
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or
Standard; Transfer of Listing

         On November 21, 2005, Bioenvision, Inc. (the "Company") received a Nasdaq Staff Determination Letter (the "Letter") indicating that the Company failed to comply with Nasdaq Marketplace Rules 4350(c)(4)(A) and 4350(c)(4)(B), requirements for continued listing on the Nasdaq Stock Market and that the Company's common stock was therefore subject to delisting. Rules 4350(c)(4)(A) and (B) provide:

         (4) Nomination of Directors

                  (A) Director nominees must either be selected, or recommended for the board's selection, either by:

                           (i) a majority of the independent directors, or

                           (ii) a nominations committee comprised solely of
independent directors.

                  (B) Each issuer must certify that it has adopted a formal
                      written charter or board resolution, as applicable, addressing the nominations process and such related matters as may be required under the federal securities laws.

         Upon receipt of the Letter, the Company's board of directors (the "Board") adopted resolutions approving a director nomination policy whereby in connection with the nomination of candidates to the Board, director nominees will either be selected, or recommended for the Board's selection, by a majority of the independent directors of the Board. In addition, the Company certified to the Nasdaq Staff that it has taken this action and is in compliance with Rules 4350(c)(4)(A) and 4350(c)(4)(B). On November 23, 2005, the Company received a notification from the Nasdaq Staff that it had regained compliance with Rules 4350(c)(4)(A) and 4350(c)(4)(B) and that the matter was closed.



Item 9.01  Financial Statements and Exhibits.

(c) Exhibits.

         99.1     Press Release dated November 28, 2005


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             BIOENVISION, INC.


Dated: November 28, 2005     By:             /s/ David P. Luci
                                   ---------------------------------------------
                                                David P. Luci
                                   Chief Financial Officer, General Counsel and
                                               Corporate Secretary


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                                  EXHIBIT INDEX


         99.1     Press Release dated November 28, 2005



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